UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of report (Date of earliest event reported): June 15, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                  0-27943                11-3386214
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)



            125 Wilbur Place, Suite 120                 11716
                 Bohemia, New York                    (Zip Code)
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01    Entry into a Material Definitive Agreement.

     On June 15, 2006, Advanced BioPhotonics Inc. (the "Company") entered into a Pilot Site Research Agreement with the The Dartmouth-Hitchcock Medical Center and Dartmouth Medical School Department of Surgery ("Dartmouth") under which Dartmouth will conduct clinical trials using the Company's patented BioScanIR(R) System, together with its proprietary DIRI(R) dynamic infrared imaging software platform in a reconstructive surgery application. Under the clinical trial protocol, Dartmouth will use the Company's BioScanIR(R) System and DIRI(R) software to collect and interpret data relating to locating the perforator vessels in vivo.

     On June 15, 2006, the Company issued a press release announcing the agreement with Dartmouth to conduct a clinical trial using the Company's BioScanIR(R) System and DIRI(R) dynamic infrared imaging software platform. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits


               Exhibit Number      Description
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                 99.1              Press Release Dated June 15, 2006



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED BIOPHOTONICS INC.


Date: June 15, 2006                    By:   /s/ Denis A. O'Connor
                                           -------------------------------------
                                           Denis A. O'Connor
                                           President and Chief Executive Officer